Exhibit 10.2

amendment no. 1

to

SECURITIES exchange AGREEMENT

This Amendment No. 1 to Securities Exchange Agreement (this “Amendment No. 1”) is dated as of June 24, 2021, among Avalon GloboCare Corp., a Delaware corporation (the “Company”), Lonlon Biotech Ltd., a company incorporated in the British Virgin Islands (“Sen Lang”), Senlang Biotechnology Co. Ltd. (河北森朗生物科技有限公司 in Chinese), a company with limited liability organized and existing under the laws of the PRC (the “OpCo”), and Yueyin Datong (Tianjin) Asset Management Co. Ltd. (in Chinese, 约印大通（天津）资产管理有限公司), a limited liability company organized and existing under the laws of the People’s Republic of China (including its successors and assigns, “Purchaser”).

WHEREAS, the Parties have entered into that certain Securities Exchange Agreement dated as of June 13, 2021 (the “Securities Exchange Agreement”), pursuant to which Purchaser agrees to subscribe to RMB200,000,000 of the OpCo’s registered capital in exchange of, at Purchaser’s option, Common Stock of the Company or Capital Stock of Sen Lang, under the terms and conditions of the Securities Exchange Agreement.

WHEREAS, the Parties desire to enter into this Amendment No. 1 to amend, modify and supplement the Securities Exchange Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. Section 2.2 of the Securities Exchange Agreement shall be amended and restated in its entirety to read as follows:

2.2 Purchase of Registered Capital. Upon the terms and subject to the conditions set forth in the OpCo Capital Increase Agreement, the OpCo agrees to sell, and Purchaser agrees to purchase, equity interests of the OpCo, representing in the aggregate of 13.5302%1 of the OpCo’s total registered capital (the “Registered Capital”) pursuant to the Capital Increase Agreement with the excess of the payment amount over the Registered Capital as the OpCo’s “capital excess”. The effectiveness of each of this Agreement and the OpCo Capital Increase Agreement is contingent upon, and its closing will be substantially concurrent with the closing of the transactions contemplated by the Acquisition Agreement (the “Acquisition Closing”).

2. Except as specifically amended and supplemented herein, all aspects of the Securities Exchange Agreement shall remain in full force and effect.

(Signature Pages Follow)

[1]	The percentage registered capital to be inserted at the date of execution of this Agreement and the OpCo Capital Increase Agreement shall be calculated as follows: (a) the Subscription Amount in RMB paid by the Purchasers pursuant to the OpCo Capital Increase Agreement converted to USD at the Exchange Rate of 6.3856 (the Exchange Rate on June 11, 2021), divided by (b) the total of (i) the sum of (x) the outstanding shares of Common Stock of the Company (84,425,564 shares) plus (y) 81,000,000 (the number of shares of Common Stock of the Company to be issued pursuant to the Acquisition Agreement), multiplied by the Per Share Exchange Price, plus (ii) the Subscription Amount. Such percentage of OpCo’s registered capital shall only applicable in the event of that the Purchaser has paid up the Total Subscription Amount to OpCo, and the final and acutal percentage of the registered capital of the OpCo held by the Purchaser shall be adjusted based on the actual Subcription Amount paid by the Purchaser pursuant to the OpCo Capital Increase Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AVALON GLOBOCARE CORP.		Address for Notice:

By:	/s/ Dr. David Jin	Email:
Name:	Dr. David Jin	Fax:
Title:	CEO

With a copy to (which shall not constitute notice):

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, New York 10021

Attn: Steven M. Skolnick, Esq.

Email: sskolnick@lowenstein.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SENLANG BIOTECHNOLOGY CO. LTD.		Address for Notice:

By:	/s/ Ding Wei	Email:
Name:	Ding Wei	Fax:
Title:	Chairman

With a copy to (which shall not constitute notice):

JunHe LLP

26/F HKRI Centre One, HKRI Taikoo Hui 288

Shimen Road (No.1), Shanghai 200041, P. R. China

Attn: Frank Zhou

Email: zhouf@junhe.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LONLON BIOTECH LTD.		Address for Notice:

By:	/s/ Ding Wei	Email:
Name:	Ding Wei	Fax:
Title:	Director

With a copy to (which shall not constitute notice):

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, New York 10021

Attn: Steven M. Skolnick, Esq.

Email: sskolnick@lowenstein.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Yueyin Datong (Tianjin) Asset Management Co. Ltd. (in Chinese, 约印大通（天津）资产管理有限公司)

Signature of Authorized Signatory of Purchaser: __/s/ Xiong Shuirou____________________

(Seal)

Name of Authorized Signatory: ________ Xiong Shuirou ______________________________

Title of Authorized Signatory: ________President, Partner_____________________________

Email Address of Authorized Signatory: ______________________________________________

Address for Notice to Purchaser:

1-708, Chuangzhi Building, 482 Dongmanzhong Road, Sino-Singapore Tianjin Eco-city, Binhai New Area, Tianjin City, P.R. China

(中国天津市滨海新区中新天津生态城动漫中路482号创智大厦1-708)

Address for Delivery of Shares to Purchaser upon an Exchange (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

EXHIBIT A

AMENDMENT 1 TO CAPITAL INCREASE AGREEMENT

OF

SENLANG BIOTECHNOLOGY CO. LTD. (河北森朗生物科技有限公司)